                                                                    Exhibit 3.82

                                 STATE OF MAINE

[STATE OF MAINE LOGO]

                      DEPARTMENT OF THE SECRETARY OF STATE

     I, THE SECRETARY OF STATE OF MAINE, CERTIFY that according to the provisions of the Constitution and Laws of the State of Maine, the Department of the Secretary of State is the legal custodian of the Great Seal of the State of Maine which is hereunto affixed and that the paper to which this is attached is a true copy from the records of this Department.

[SEAL]

                                         IN TESTIMONY WHEREOF, I have caused the
                                         Great Seal of the State of Maine to be
                                         hereunto affixed. Given under my hand
                                         at Augusta, Maine, June 17, 2002.

                                                     /s/ Dan Gwadosky
                                         ---------------------------------------
                                                       DAN GWADOSKY
                                                    SECRETARY OF STATE

Filing Fee $20.00 plus fee

19750306     D   10 11 1974

                                 STATE OF MAINE

1910000108852    ARTI       ARTICLES OF INCORPORATION

                                       OF

                 Sawyer Environmental Recovery Facilities, Inc.
                             (insert corporate name)

Fee Paid $10. & $20.                                       This Space For Use By
                                                            Secretary of State
C.B. -------                                                      MAINE
                                                            SECRETARY OF STATE
Date 10-11-74                                                     FILED
            2
                                                             October 11, 1974

                                                            /s/ Joseph J. Edgar
                                                           ---------------------
                                                            Secretary of State
                                                                   AGENT

  Pursuant to 13-A MRSA Section 403, the undersigned, acting as incorporator(s) of a corporation, adopt(s) the following Articles of Incorporation:

     FIRST: The name of the corporation is Sawyer Environmental Recovery Facilities, Inc. and it is located in the municipality of Bangor, Maine.
     SECOND: The name of its Clerk and the address of its registered office shall be:

             Name Edward Cohen

             Street & Number 96 Harlow Street

             City Bangor, Maine  04401

     THIRD:  ("X" one box only)

/X/  a.      The number of directors constituting the initial board of directors of the corporation is 2
             There are presently 2 shareholders.
     b.      If the initial directors have been selected, the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and shall qualify are:

          NAME                                       ADDRESS

Waldron E. Sawyer, Sr.                          420 French Street
                                                Bangor, Maine 04401

Waldron E. Sawyer, Jr.                          125 Grant Street
                                                Bangor, Maine 04401

/ / There shall be no directors initially; the shares of the corporation will not be sold to more than twenty (20) persons; the business of the corporation will be managed by the shareholders.

     FOURTH: ("X" one box only)

             The board of directors is /X/ is not / / authorized to increase or decrease the number of directors.

             If the board is so authorized, the minimum number, if any, shall be 2 directors, provided that there are less than 3 shareholders and the maximum number, if any, shall be 5 directors.

     FIFTH:  ("X" one box only)

        /X/  There shall be only one class of shares:
                   Par value of each share (if none, so state) $100.00

                   Number of shares authorized 1000

        / /  There shall be two or more classes of shares

             The information required by Section 403 concerning each such class is set out in Exhibit _______ attached hereto and made a part hereof

                                     SUMMARY

The aggregate par value of all authorized shares (of all classes) HAVING A PAR VALUE is $100,000.00

The total number of authorized shares (of all classes) WITHOUT PAR VALUE is ______ shares.

     SIXTH:  ("X" one box only)

             Meetings of the shareholders may / / may not /X/ be held outside the State of Maine.

     SEVENTH: Other provisions of these articles, if any, including provisions for the regulation of the internal affairs of the corporation, are set out in Exhibit _______ attached hereto, and made a part hereof.

     Dated: October 7, 1974

          INCORPORATORS                              RESIDENCE ADDRESSES

  /s/ Waldron E. Sawyer, Sr.                    Street   420 French Street
---------------------------------                     --------------------------

    Waldron E. Sawyer, Sr.                             Bangor, Maine 04401
---------------------------------               --------------------------------
      (type or print name)                         (city, state and zip code)

  /s/ Waldron E. Sawyer, Jr.                    Street   125 Grant Street
---------------------------------                     --------------------------

    Waldron E. Sawyer, Jr.                             Bangor, Maine 04401
---------------------------------               --------------------------------
      (type or print name)                         (city, state and zip code)

                                                Street
---------------------------------                     --------------------------

---------------------------------               --------------------------------
      (type or print name)                         (city, state and zip code)

FOR CORPORATE INCORPORATORS

                                                Street
---------------------------------                     --------------------------

By
  -------------------------------               --------------------------------
                                                   (city, state and zip code)

---------------------------------
(type or print name and capacity)

     Articles are to be executed as follows:

     If a corporation is an incorporator (Section 402), the name of the corporation should be typed and signed on its behalf by an officer of the corporation. The address of the principal place of business of the incorporator corporation should be given. The articles of incorporation must be accompanied by a certificate of an appropriate officer of the corporation certifying that the person executing the articles on behalf of the corporation was duly authorized to do so.

FORM NO. MBCA-6

19750306    D    10 19 1983

                                 STATE OF MAINE

                               CHANGE OF CLERK or
1910000108848    CLRO       REGISTERED OFFICE or BOTH
                                       OF

                 Sawyer Environmental Recovery Facilities, Inc.

Fee Paid $5.00                                             This Space For Use By
                                                            Secretary of State
C.B. 840389C                                                      MAINE
                                                            SECRETARY OF STATE
Date 10-25-83                                                     FILED

            1                                                October 19, 1983

                                                            /s/ [ILLEGIBLE]
                                                           ---------------------
                                                            Secretary of State
                                                                  AGENT

Pursuant to 13-A MRSA Section 304 the undersigned corporation advises you of the following change(s):

     FIRST:  The name and business address of its present clerk are
Edward Cohen, 96 Harlow Street, Bangor, Maine 04401.
--------------------------------------------------------------------------------
                       (street, city, state and zip code)

     SECOND: The name and business address of its successor clerk* are
Stuart M. Cohen, 22 State Street, P.O. Box 631, Bangor, Maine 04401.
--------------------------------------------------------------------------------
                       (street, city, state and zip code)

     THIRD:  Upon a change in clerk this must be completed:

             / / Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

             /X/ Such change was authorized by the shareholders. (Complete the following)

                        I certify that I have custody of the minutes showing the above action by the shareholders.

                                           /s/ Stuart M. Cohen
                                   ---------------------------------------------
                                       (clerk, secretary or assistant secretary)

     Dated:  October 18, 1983

                                  Sawyer Environmental Recovery Facilities, Inc.
                                  ---------------------------------------------
                                              (name of corporation)

     Legibly Print or type name    By   /s/ Stuart M. Cohen
     and capacity of all signers     -------------------------------------------
     13-A MRSA Section 104.        Stuart M. Cohen - Clerk
                                   ---------------------------------------------
                                         (type or print name and capacity)

                                   By
                                     -------------------------------------------

                                   ---------------------------------------------
                                         (type or print name and capacity)

----------
     * The clerk of a domestic corporation must be a person resident in Maine. The business address of the clerk and the registered office must be identical.
     ** The name of the corporation should be typed, and the document must be signed by (1) the Clerk OR (2) by the President or a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the directors or by such directors as may be designated by a majority of directors then in office or (4) if there are no such directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-3

19750306    D    10 19 1987

1910000108847    CHNG

                                 STATE OF MAINE

                              ARTICLES OF AMENDMENT
                           (AMENDMENT BY SHAREHOLDERS
                              VOTING AS ONE CLASS)

           Pursuant to 13-A MRSA Sections 805 and 807, the undersigned corporation adopts these Articles of Amendment:

Fee Paid $10.00                                    For Use By Secretary of State
                                                              FILED
C.B. -------                                             October 19, 1987

Date DEC 28 1987                                          /s/ [ILLEGIBLE]
                                                   -----------------------------
                                                     Deputy Secretary of State

                                                   =============================
                                                     A True Copy When Attested
                                                           By Signature

                                                   -----------------------------
                                                     Deputy Secretary of State

     FIRST: All outstanding shares were entitled to vote on the following amendment as ONE class.

     SECOND: The amendment set out in Exhibit A attached was adopted by the shareholders (Circle one)

             A.   at a meeting legally called and held on, OR October 16, 1987.
             B.   by unanimous written consent on

     THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:


               Number of Shares Outstanding               NUMBER                             NUMBER
                 and Entitled to Vote                   Voted For                       Voted Against
              -----------------------------          ------------------                 -------------
                         8                                  8                                  0


     FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.

     FIFTH: (Complete if Exhibits do not give this information.) If the amendment changes the number or par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:


             Class     Series (If Any)     Number of Shares      Par Value (If Any)
             -----     ---------------     ----------------      ------------------


             The aggregate par value of all such shares (of all classes and series) HAVING PAR VALUE is $_______________.
             The total number of all such shares (of all classes and series) WITHOUT PAR VALUE is _____________shares.

     SIXTH:  Address of the registered office in Maine:
                                22 State Street, P.O. Box 631, Bangor, ME 04401
                                ------------------------------------------------
                                        (street, city and zip code)

                                  Sawyer Environmental Recovery Facilities, Inc.
MUST BE COMPLETED FOR VOTE OF     ----------------------------------------------
        SHAREHOLDERS                (Name of Corporation - Typed or Printed)

I certify that I have custody     By*  /s/ Stuart M. Cohen
of the minutes showing the            ------------------------------------------
above action by the                               (signature)
shareholders.

 /s/ Stuart M. Cohen               Stuart M. Cohen, Clerk
--------------------------------  ----------------------------------------------
(signature of clerk)                    (type or print name and capacity)

                                  By*
                                     -------------------------------------------
                                                  (signature)

Date: October 16, 1987            ----------------------------------------------
                                       (type or print name and capacity)

* In addition to any certification of custody of minutes this document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the DIRECTORS or such directors designated by a majority of directors then in office OR (4) if no directors, the holders, or such of them as designated by the HOLDERS, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OUTSTANDING SHARES.

NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in Section 806, or because the articles so provide. For vote necessary for adoption see Section 805.

FORM NO. MBCA-9 Rev. 80

                                    EXHIBIT A

     All of the shareholders of Sawyer Environmental Recovery Facilities, Inc., consent to the change of Articles of Incorporation by amendment thereof by changing the number of Directors as indicated in the Articles of Incorporation dated October 7, 1974, recorded in File No. 75D306, of the records of the Secretary of State and attested to by Joseph T. Edgar, Secretary of State, from a minimum number of two Directors and a maximum number of five Directors to the minimum number of three Directors, except that if all shares of the corporation are owned beneficially and of record by fewer than three Shareholders, the number of Directors may be less than three but not less than the number of Shareholders, and the maximum number of Directors shall be nine Directors with the Shareholders or the Board of Directors maintaining authority to increase and decrease the number of Directors hereafter.

     Dated:  October 20, 1987

                               CLERK'S CERTIFICATE
                 SAWYER ENVIRONMENTAL RECOVERY FACILITIES, INC.

File No  19750306D                                               MAINE
Fee Paid $10.00                                            SECRETARY OF STATE
C.B.___________                                                  FILED
Date  MAR 24 1989                                          February 21, 1989
            1
                                                            /s/ [ILLEGIBLE]
                                                         -----------------------
                                                            Secretary of State
                                                                  AGENT

     The undersigned, being the Clerk of Sawyer Environmental Recovery Facilities, Inc., hereby certifies that the following resolution was duly adopted by the Board of Directors on February 13, 1989, and that said resolution has not been modified or rescinded and is still in full force and effect on the date hereof.

     "RESOLVED: That Sawyer Environmental Recovery Facilities, Inc. authorize the use of the name Sawyer Environmental Recycling Company to a corporation to be known as Sawyer Environmental Recycling Company, and the clerk of Sawyer Environmental Recycling Facilities, Inc. be and hereby is authorized to file with the Secretary of State, State of Maine, all forms necessary to accomplish the purposes of this resolution, including proof of this resolution adopted by the Board of Directors of Sawyer Environmental Recovery Facilities, Inc."

     The undersigned does hereby further certify that he has custody of the records of all proceedings of the Board of Directors and that if the foregoing action was taken by unanimous written consent, such written consent is filed with the minutes of Directors' meetings kept by him.

     IN WITNESS WHEREOF, the undersigned has executed this certificate and caused the corporate seal of the above-named corporation to be hereunto affixed this 13th day of February, 1989.


                                                    /s/ Stuart M. Cohen
                                        ----------------------------------------
                                                          Clerk

                                               Stuart M. Cohen

[SEAL]

STATE OF MAINE
                                                               February 13, 1989
PENOBSCOT, ss.

     Personally appeared the above-named Stuart M. Cohen, Clerk of the above-named corporation, and made oath that the foregoing certificate by him subscribed is true. Before me,

Registered office:                              /s/ Sharon L. Hutchinson
22 State Street                         ----------------------------------------
PO Box 631                                           Notary Public
Bangor, Me 04401

                                                  SHARON L. HUTCHINSON
                                             Notary Public - State of Maine
                                         My Commission Expires January 22, 1995

                                                     19750306    D    02 21 1989

                                                     1910000108846    RESO

                                                   File No. 19750306  D Pages 1
                                                   FEE PAID $   20.00
                                                   DCN  1960181400006   CLRO
                                                   -----------FILED------------
                                                        01/16/1996

                                 STATE OF MAINE

                               CHANGE OF CLERK OR
                            REGISTERED OFFICE OR BOTH

Filing Fee $20.00

    For Use By The
  Secretary of State

File No. ............                                   /s/ Gary Cooper
                                                     ---------------------------
Fee Paid ............                                 Deputy Secretary of State

C.B. ................                                 A True Copy When Attested
                                                             By Signature

Date ................                                ---------------------------
                                                      Deputy Secretary of State


                Pursuant to 13-A MRSA Section 304 the undersigned corporation advises you of the following change(s):

     FIRST: The name and registered office of the clerk appearing on the record in Secretary of State's office

               Stuart M. Cohen
             -------------------------------------------------------------------
               22 State Street, P.O. Box 631, Bangor, Maine 04401
             -------------------------------------------------------------------
                        (street, city, state and zip code)

     SECOND: The name and physical location of the registered office of the successor (new) clerk, who must be a Maine resident, are:

               Nathan Dane III
             -------------------------------------------------------------------
                                        (name)
               205 French Street, Suite 1, Bangor, Maine 04401-5094
             -------------------------------------------------------------------
                (street address (not P.O. Box), city, state and zip code)

             -------------------------------------------------------------------
                        (mailing address if different from above)

     THIRD:  Upon a change in clerk this must be completed:

             /X/ Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

             / / Such change was authorized by the shareholders. (Complete the following)

               I certify that I have custody of the minutes showing the above action of the shareholders.

                                            /s/ Nathan Dane
                      ----------------------------------------------------------
                      (Signature of new clerk, secretary or assistant secretary)

                                  Sawyer Environmental Recovery Facilities, Inc.
Dated: January 1, 1996            ----------------------------------------------
                                             (Name of Corporation)

                                  By /s/ J.W. Bohlig
                                     -------------------------------------------
                                                   (signature)

                                       J. W. Bohlig  President
                                     -------------------------------------------
                                         (type or print name and capacity)

                                  By
                                     ------------------------------------------
                                                   (signature)

                                     -------------------------------------------
                                         (type or print name and capacity)

This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the DIRECTORS or such directors designated by a majority of directors then in office OR (4) if no directors, the holders, of such of them designated by the HOLDERS, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OUTSTANDING SHARES.

FORM NO. MBCA-3 Rev.90            SUBMIT COMPLETED FORMS TO: Secretary of State,
                                  Station 101, Augusta, Maine 04333

                                                   File No. 19750306  D Pages 1
                                                   FEE PAID $   20.00
                                                   DCN  1961031400039   CLRO
                                                   -----------FILED------------
                                                        04/04/1996

                                 STATE OF MAINE

                               CHANGE OF CLERK OR
                            REGISTERED OFFICE OR BOTH

Filing Fee $20.00

    For Use By The
  Secretary of State

File No. ............                                   /s/ Gary Cooper
                                                     ---------------------------
Fee Paid ............                                 Deputy Secretary of State

C.B. ................                                 A True Copy When Attested
                                                             By Signature

Date ................                                ---------------------------
                                                      Deputy Secretary of State

                Pursuant to 13-A MRSA Section 304 the undersigned
               corporation advises you of the following change(s):


     FIRST: The name and registered office of the clerk appearing on the record in Secretary of State's office

               Nathan Dane III
             -------------------------------------------------------------------
               205 French Street, Suite 1, Bangor, Maine 04401-5094
             -------------------------------------------------------------------
                           (street, city, state and zip code)

     SECOND: The name and physical location of the registered office of the successor (new) clerk, who must be a Maine resident, are:

               Bruce A. Coggeshall
             -------------------------------------------------------------------
                                        (name)

               One Monument Square, Portland, Maine 04101
             -------------------------------------------------------------------
                  (street address (not P.O. Box), city, state and zip code)

             -------------------------------------------------------------------
                          (mailing address if different from above)

     THIRD:  Upon a change in clerk this must be completed:

             /X/ Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

             / / Such change was authorized by the shareholders. (Complete the following)

               I certify that I have custody of the minutes showing the above action of the shareholders.

                      ----------------------------------------------------------
                      (signature of new clerk, secretary or assistant secretary)

                                  SAWYER ENVIRONMENTAL RECOVERY FACILITIES, INC.
Dated:  March 28, 1996            ----------------------------------------------
                                             (Name of Corporation)

                                  By          /s/ Bruce A. Coggeshall
                                     -------------------------------------------
                                                   (signature)

                                            Bruce A. Coggeshall, Clerk
                                     -------------------------------------------
                                         (type or print name and capacity)

                                  By
                                    --------------------------------------------
                                                   (signature)

                                     -------------------------------------------
                                         (type or print name and capacity)

This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the DIRECTORS or such directors designated by a majority of directors then in office OR (4) if no directors, the holders, or such of them designated by the HOLDERS, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OUTSTANDING SHARES.

FORM NO. MBCA-3 Rev.90            SUBMIT COMPLETED FORMS TO: Secretary of State,
                                  Station 101, Augusta, Maine 04333

                                                Filing Fee $20.00

                                                     File No. 20010375RD Pages 1
  BUSINESS CORPORATION                               Fee Paid $ 20
                                                     DCN   2010751300003 RESV
    STATE OF MAINE                                   ------FILED----------------
                                                       03/15/2001

    APPLICATION FOR                                      /s/ Julie L. Flynn
  RESERVATION OF NAME                                ---------------------------
                                                      Deputy Secretary of State

                                          A True Copy When Attested By Signature

                                                     ---------------------------
                                                      Deputy Secretary of State

Pursuant to 13-A MRSA Section 302.2, the undersigned hereby applies to the Secretary of State of Maine to reserve for a period of 120 days from the date of filing this application the following corporate name:

                               Pine Tree Landfill
--------------------------------------------------------------------------------
                             (Name to be reserved)

Name of applicant CT Corporation System
                  -------------------------------------------------------------

State whether applicant is an individual, foreign or domestic corporation foreign corporation
-------------------------------------------------------------------------------

Address of applicant 101 Federal Street, Boston, MA 02110
                     -----------------------------------------------------------
                       (if a corporation, use address of principal or registered office indicating street, city, state and zip code)

APPLICANT                                    DATED
                                                  ------------------------

----------------------------------        --------------------------------------
      (individual must sign)                       (type or print name)

* FOR AN APPLICANT WHICH IS A CORPORATION    DATED 3/13/2001

/s/ Amy Berteletti                   Amy Berteletti, Special Assistant Secretary
----------------------------------   -------------------------------------------
         (signature)                         (type or print - and capacity)

----------------------------------        --------------------------------------
         (signature)                         (type or print name and capacity)

- RESERVATIONS MAY BE MADE ONLY IF THE APPLICANT INTENDS TO USE THE NAME AS A CORPORATE NAME AND MAY NOT BE RENEWED

- THE SECRETARY OF STATE WILL NOT ACT AS AN AGENT BY HOLDING APPLICATIONS FOR FILING UPON EXPIRATION OF AN EXISTING RESERVATION. TIMELY FILING IS THE RESPONSIBILITY OF THE APPLICANT.

- THIS APPLICATION SERVES ONLY AS A RESERVATION OF THE RIGHT TO THE USE OF A NAME. ACTUAL USE OF THE NAME IS NOT RECOMMENDED UNTIL THE PURPOSE FOR WHICH THE NAME IS RESERVED IS COMPLETED.

* If the applicant is a domestic corporation, this document MUST be signed by
     (1)  the CLERK OR
     (2) the PRESIDENT or a vice-pres. together with the SECRETARY or an ass't. sec., or a 2nd certifying officer OR
     (3)  if no such officers, then a majority of the DIRECTORS OR
     (4) if no such directors, then the HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OR
     (5)  the HOLDERS OF ALL OF THE OUTSTANDING SHARES.

*If the applicant is a foreign corporation, this document MUST be signed by any duly authorized individual.

     SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                                 TEL. (207) 297-4195
FORM NO. MBCA-1 Rev. 8/2000

                                                Filing Fee $20.00

                                                     File No. 20010376RD Pages 1
  BUSINESS CORPORATION                               Fee Paid $ 20
                                                     DCN   2010751300004 RESV
    STATE OF MAINE                                   ------FILED----------------
                                                       03/15/2001

    APPLICATION FOR                                      /s/ Julie L. Flynn
  RESERVATION OF NAME                                ---------------------------
                                                      Deputy Secretary of State

                                          A True Copy When Attested By Signature

                                                     ---------------------------
                                                      Deputy Secretary of State

Pursuant to 13-A MRSA Section 302.2, the undersigned hereby applies to the Secretary of State of Maine to reserve for a period of 120 days from the date of filing this application the following corporate name:

                     New England Waste Services of ME, Inc.
--------------------------------------------------------------------------------
                             (Name to be reserved)

Name of applicant CT Corporation System
                  --------------------------------------------------------------

State whether applicant is an individual, foreign or domestic corporation foreign corporation
--------------------------------------------------------------------------------

Address of applicant 101 Federal Street, Boston, MA 02110
                     -----------------------------------------------------------
                       (if a corporation, use address of principal or registered office indicating street, city, state and zip code)

APPLICANT                                    DATED
                                                  -------------------------

----------------------------------        --------------------------------------
      (individual must sign)                       (type or print name)

* FOR AN APPLICANT WHICH IS A CORPORATION    DATED 3/13/2001

/s/ Amy Berteletti                   Amy Berteletti, Special Assistant Secretary
----------------------------------   -------------------------------------------
         (signature)                         (type or print - and capacity)

----------------------------------        --------------------------------------
         (signature)                         (type or print name and capacity)

- RESERVATIONS MAY BE MADE ONLY IF THE APPLICANT INTENDS TO USE THE NAME AS A CORPORATE NAME AND MAY NOT BE RENEWED

- THE SECRETARY OF STATE WILL NOT ACT AS AN AGENT BY HOLDING APPLICATIONS FOR FILING UPON EXPIRATION OF AN EXISTING RESERVATION. TIMELY FILING IS THE RESPONSIBILITY OF THE APPLICANT.

- THIS APPLICATION SERVES ONLY AS A RESERVATION OF THE RIGHT TO THE USE OF A NAME. ACTUAL USE OF THE NAME IS NOT RECOMMENDED UNTIL THE PURPOSE FOR WHICH THE NAME IS RESERVED IS COMPLETED.

* If the applicant is a domestic corporation, this document MUST be signed by
     (1)  the CLERK OR
     (2) the PRESIDENT or a vice-pres. together with the SECRETARY or an ass't. sec., or a 2nd certifying officer OR
     (3)  if no such officers, then a majority of the DIRECTORS OR
     (4) if no such directors, then the HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OR
     (5)  the HOLDERS OF ALL OF THE OUTSTANDING SHARES.
* If the applicant is a foreign corporation, this document MUST be signed by any duly authorized individual.

     SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                            TEL. (207) 297-4195

FORM NO. MBCA-1  Rev. 8/2000

                                                Filing Fee $20.00

                                                     File No. 20010402RD Pages 1
  BUSINESS CORPORATION                               Fee Paid $ 20
                                                     DCN   2011081800044 RESV
    STATE OF MAINE                                   ------FILED----------------
                                                     04/18/2001

    APPLICATION FOR                                      /s/ Julie L. Flynn
  RESERVATION OF NAME                                ---------------------------
                                                      Deputy Secretary of State

                                          A True Copy When Attested By Signature

                                                     ---------------------------
                                                      Deputy Secretary of State

Pursuant to 13-A MRSA Section 302.2, the undersigned hereby applies to the Secretary of State of Maine to reserve for a period of 120 days from the date of filing this application the following corporate name:

                              New England Organics
-------------------------------------------------------------------------------
                             (Name to be reserved)

Name of applicant CT Corporation System
                  -------------------------------------------------------------

State whether applicant is an individual, foreign or domestic corporation foreign corporation
-------------------------------------------------------------------------------

Address of applicant 101 Federal Street, Boston, MA 02110
                     -----------------------------------------------------------
                       (if a corporation, use address of principal or registered office indicating street, city, state and zip code)

APPLICANT                                 DATED
                                               -----------------------------

----------------------------------        --------------------------------------
      (individual must sign)                       (type or print name)

* FOR AN APPLICANT WHICH IS A CORPORATION    DATED 4/17/2001

/s/ Amy Berteletti                   Amy Berteletti, Spec. Asst. Secretary
----------------------------------   -------------------------------------------
         (signature)                         (type or print - and capacity)

----------------------------------   -------------------------------------------
         (signature)                         (type or print name and capacity)

- RESERVATIONS MAY BE MADE ONLY IF THE APPLICANT INTENDS TO USE THE NAME AS A CORPORATE NAME AND MAY NOT BE RENEWED

- THE SECRETARY OF STATE WILL NOT ACT AS AN AGENT BY HOLDING APPLICATIONS FOR FILING UPON EXPIRATION OF AN EXISTING RESERVATION. TIMELY FILING IS THE RESPONSIBILITY OF THE APPLICANT.

- THIS APPLICATION SERVES ONLY AS A RESERVATION OF THE RIGHT TO THE USE OF A NAME. ACTUAL USE OF THE NAME IS NOT RECOMMENDED UNTIL THE PURPOSE FOR WHICH THE NAME IS RESERVED IS COMPLETED.

* If the applicant is a domestic corporation, this document MUST be signed by
     (1)  the CLERK OR
     (2) the PRESIDENT or a vice-pres. together with the SECRETARY or an ass't. sec., or a 2nd certifying officer OR
     (3)  if no such officers, then a majority of the DIRECTORS OR
     (4) if no such directors, then the HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OR
     (5)  the HOLDERS OF ALL OF THE OUTSTANDING SHARES.
*If the applicant is a foreign corporation, this document MUST be signed by any duly authorized individual.

     SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                              TEL. (207) 297-4195

FORM NO. MBCA-1 Rev. 8/2000

                                                Filing Fee $20.00

       DOMESTIC                                      File No. 19750306 D Pages 2
  BUSINESS CORPORATION                               Fee Paid $ 20
                                                     DCN   2011171500018 CLRO
    STATE OF MAINE                                   ------FILED----------------
                                                     04/27/2001

CHANGE OF CLERK ONLY OR CHANGE                            /s/ Julie L. Flynn
OF CLERK AND REGISTERED OFFICE                       ---------------------------
                                                      Deputy Secretary of State

                                          A True Copy When Attested By Signature

                                                     ---------------------------
                                                      Deputy Secretary of State

Sawyer Environmental Recovery Facilities, Inc.
--------------------------------------------------------------------------------
                             (Name of Corporation)

Pursuant to 13-A MRSA Section 304, the undersigned corporation executes and delivers for filing the following change(s):


FIRST: The name and registered office of the clerk appearing on the record in the Secretary of State's office:

                               Bruce A. Coggeshall
        -------------------------------------------------------------------
                                     (name)

                   One Monument Square, Portland, Maine 04101
        -------------------------------------------------------------------
                       (street, city, state and zip code)

SECOND: The name and registered office of the successor (new) clerk, who must be a Maine resident:

                                Peter B. Webster
        -------------------------------------------------------------------
                                     (name)

                   One Portland Square, Portland, Maine 04101
        -------------------------------------------------------------------
        (physical location - street (not P.O Box), city, state and zip code)

        -------------------------------------------------------------------
                    (mailing address if different from above)

THIRD:  Upon a change in clerk this must be completed:

               /X/ Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

               / / Such change was authorized by the shareholders.

Dated:  March 30, 2001                      *By /s/ James W. Bohlig
                                                --------------------------------
                                                          (signature)

                                                    James W. Bohlig, President
                                                --------------------------------
     MUST BE COMPLETED FOR VOTE                (type or print name and capacity)
         OF SHAREHOLDERS
-------------------------------------       *By /s/ John W. Casella
I certify that I have custody of the            --------------------------------
 minutes showing the above action by the                  (signature)
          shareholders.
                                                    John W. Casella, Secretary
                                                --------------------------------
                                               (type or print name and capacity)
-------------------------------------
  (signature of clerk, secretary or
   asst. secretary)


THE FOLLOWING SHALL BE COMPLETED BY THE CLERK UNLESS THIS DOCUMENT IS ACCOMPANIED BY FORM MBCA-18A (Section 304.2-A.).

The undersigned hereby accepts the appointment as clerk for the above-named domestic business corporation.

CLERK                                            DATED April 19, 2001

/s/ Peter B. Webster                        Peter B. Webster
-------------------------------------     --------------------------------------
            (signature)                             (type or print name)


* This document MUST be signed by
          (1)  the NEW CLERK OR
          (2) the PRESIDENT or a vice-pres. together with the SECRETARY or an ass't. sec., or a 2nd certifying officer OR
          (3)  if no such officers, then a majority of the DIRECTORS OR
          (4) if no such directors, then the HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OR
          (5)  the HOLDERS OF ALL OF THE OUTSTANDING SHARES.

          SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF
                          STATE, 101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                             TEL. (207) 287-4195

FORM NO. MBCA-3 Rev. 7/2000

                                                    Minimum Fee $35 (See
                                                    Section 1401 sub-Section 15)
        DOMESTIC                                    File No. 19750306 D Pages 4
  BUSINESS CORPORATION                              Fee Paid $35
                                                    DCN    2011171500020 LNME
    STATE OF MAINE                                   ------FILED----------------
                                                     04/27/2001

ARTICLES OF AMENDMENT                                    /s/ Julie L. Flynn
                                                    -------------------------
(Shareholders Voting as One Class)                  Deputy Secretary of State

                                          A True Copy When Attested By Signature

                                                    ---------------------------
                                                     Deputy Secretary of State

Sawyer Environmental Recovery Facilities, Inc.
----------------------------------------------------
             (Name of Corporation)

Pursuant to 13-A MRSA Sections 805 and 807, the undersigned corporation adopts these Articles of Amendment:

FIRST: All outstanding shares were entitled to vote on the following amendment as ONE class.

SECOND: The amendment set out in Exhibit A attached was adopted by the shareholders on (date) March 30, 2001 ("X" one box only)

          / / at a meeting legally called and held  OR

          /X/ by unanimous written consent

THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:

              Number of Shares Outstanding       NUMBER          NUMBER
                  and Entitled to Vote         Voted For     Voted Against
             -----------------------------    -----------    --------------
                     Eight (8)                 Eight (8)       Zero (0)

FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.

FIFTH: If the amendment changes the number of par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:

             Class    Series (If Any)     Number of Shares    Par Value (If Any)
             ------   ---------------     ----------------    -----------------



             The aggregate par value of all such shares (of all classes and series) HAVING PAR VALUE is $___________________

             The total number of all such shares (of all classes and series) WITHOUT PAR VALUE is _________________shares

                                    EXHIBIT A


     RESOLVED: That the sole shareholder hereby approves and adopts the recommendation of the board of directors that paragraph FIRST to the corporation's Articles of Incorporation be deleted in its entirety, and the following shall be substituted in its place:

     "The name of the corporation shall be New England Waste Services of ME, Inc."


Dated March 30, 2001


241411_1.DOC 6224-1

SIXTH: The address of the registered office of the corporation in the State of Maine is
           CT Corporation System, One Portland Square, Portland, Maine 04101
        ------------------------------------------------------------------------
                           (street, city, state and zip code)

DATED April 6, 2001                          *By /s/ James W. Bohlig
                                                --------------------------------
                                                          (signature)

                                                   James W. Bohlig, President
                                                --------------------------------
     MUST BE COMPLETED FOR VOTE                (type or print name and capacity)
         OF SHAREHOLDERS
-------------------------------------       *By /s/ John W. Casella
I certify that I have custody of the            --------------------------------
 minutes showing the above action by the                 (signature)
          shareholders.
                                                    John W. Casella, Secretary
                                                --------------------------------
                                               (type or print name and capacity)
-------------------------------------
  (signature of clerk, secretary or
   asst. secretary)


NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in Section 806, or because the articles so provide. For vote necessary for adoption see Section 805.

*This document MUST be signed by
          (1)  the CLERK OR
          (2) the PRESIDENT or a vice-pres. together with the SECRETARY or an ass't. sec., or a 2nd certifying officer OR
          (3)  if no such officers, then a majority of the DIRECTORS OR
          (4) if no such directors, then the HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OR
          (5)  the HOLDERS OF ALL OF THE OUTSTANDING SHARES.

     SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                             TEL. (207) 287-4195

FORM NO. MBCA-9 Rev. 7/2000

SIXTH: The address of the registered office of the corporation in the State of Maine is
            CT Corporation System, One Portland Square, Portland, Maine 04101
        ------------------------------------------------------------------------
                          (street, city, state and zip code)

DATED April 6, 2001                          *By /s/ James W. Bohlig
                                                --------------------------------
                                                          (signature)

                                                   James W. Bohlig, President
                                                --------------------------------
     MUST BE COMPLETED FOR VOTE                (type or print name and capacity)
         OF SHAREHOLDERS
-------------------------------------       *By /s/ John W. Casella
I certify that I have custody of the            --------------------------------
 minutes showing the above action by the                 (signature)
           shareholders.
                                                    John W. Casella, Secretary
                                                --------------------------------
/s/ John W. Casella                            (type or print name and capacity)
-------------------------------------
  (signature of clerk, secretary or
   asst. secretary)
   John W. Casella


NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in Section 806, or because the articles so provide. For vote necessary for adoption see Section 805.

*This document MUST be signed by
          (1)  the CLERK OR
          (2) the PRESIDENT or a vice-pres. together with the SECRETARY or an ass't. sec., or a 2nd certifying officer OR
          (3)  if no such officers, then a majority of the DIRECTORS OR
          (4) if no such directors, then the HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OR
          (5)  the HOLDERS OF ALL OF THE OUTSTANDING SHARES.

     SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                             TEL. (207) 287-4195

FORM NO. MBCA-9 Rev. 7/2000

                                                   Filing Fee $105.00
                                                     File No. 19750306 D Pages 2
   BUSINESS CORPORATION                              Fee Paid $ 105
                                                     DCN   2011171500022 ANME
      STATE OF MAINE                                 ----FILED------------------
                                                     04/27/2001

  STATEMENT OF INTENTION                                  /s/ Julie L. Flynn
     TO DO BUSINESS                                  ---------------------------
  UNDER AN ASSUMED NAME                               Deputy Secretary of State

                                          A True Copy When Attested By Signature
New England Waste Services of ME, Inc.
--------------------------------------               ---------------------------
      (Name of Corporation)                           Deputy Secretary of State


Pursuant to 13-A MRSA Section 307, the undersigned, a corporation (incorporated under the laws of the State of Maine), (incorporated under the laws of the State of Maine, and authorized to do business in Maine), gives notice of its intention to do business in this State under an assumed name.


FIRST: The corporation intends to transact business under the assumed name of Pine Tree Landfill

                      COMPLETE THE FOLLOWING IF APPLICABLE

SECOND: If such assumed name is to be used at fewer than all of the corporation's places of business in this State, the location(s) where it will be used is (are):

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

THIRD: The address of the registered office of the corporation in the State of Maine is
           CT Corporation System, One Portland Square, Portland, Maine 04101
        ------------------------------------------------------------------------
                          (street, city, state and zip code)

DATED April 6, 2001                        *By /s/ James W. Bohlig
                                               ---------------------------------
                                                          (signature)

                                               James W. Bohlig, President
                                               ---------------------------------
                                               (type or print name and capacity)

                                           *By /s/ John W. Casella
                                               ---------------------------------
                                                          (signature)

                                               John W. Casella, Secretary
                                               ---------------------------------
                                               (type or print name and capacity)

*If this is a domestic corporation, this document MUST be signed by
          (1)  the CLERK OR
          (2) the PRESIDENT or vice-pres. together with the SECRETARY or an ass't sec., or a 2nd certifying officer OR
          (3)  if no such officers, then a majority of the DIRECTORS OR
          (4) if no such directors, then the HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OR
          (5)  the HOLDERS OF ALL OF THE OUTSTANDING SHARES.
* If this is a foreign corporation, this document MUST be signed by any duly authorized individual.

     SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                             TEL. (207) 287-4195

FORM NO. MBCA-5 Rev. 8/2000

          BUSINESS CORPORATION                     Filing Fee $105.00
                                                     File No. 19750306 D Pages 2
             STATE OF MAINE                          Fee Paid $ 105
                                                     DCN    2011221800023 ANME
           STATE OF INTENTION                        ----FILED------------------
             TO DO BUSINESS                          05/02/2001
          UNDER AN ASSUMED NAME
                                                         /s/ Julie L. Flynn
                                                     ---------------------------
                                                      Deputy Secretary of State

                                                      A True Copy When Attested
                                                             By Signature

New England Waste Services of ME, Inc.
--------------------------------------               ---------------------------
        (Name of corporation)                        Deputy Secretary of State

Pursuant to 13-A MRSA Section 307, the undersigned, a corporation (incorporated under the laws of the State of Maine), (incorporated under the laws of the State of Maine, and authorized to do business in Maine), gives notice of its intention to do business in this State under an assumed name.

FIRST: The corporation intends to transact business under the assumed name of New England Organics

                      COMPLETE THE FOLLOWING IF APPLICABLE

SECOND: If such assumed name is to be used at fewer than all of the corporation's places of business in this State, the location(s) where it will be used is (are):

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

THIRD:  The address of the registered office of the corporation in the
        State of Maine is       One Portland Square, Portland, Maine 04101
                          -----------------------------------------------------
                                     (street, city, state and zip code)

DATED 4-26-01                              *By /s/ James W. Bohlig
                                               ---------------------------------
                                                          (signature)

                                               James W. Bohlig, President
                                               ---------------------------------
                                               (type or print name and capacity)

                                           *By /s/ John W. Casella
                                               ---------------------------------
                                                          (signature)

                                               John W. Casella, Secretary
                                               ---------------------------------
                                               (type or print name and capacity)

*If this is a domestic corporation, this document MUST be signed by
          (1)  the CLERK OR
          (2) the PRESIDENT or vice-pres. together with the SECRETARY or an ass't sec., or a 2nd certifying officer OR
          (3)  if no such officers, then a majority of the DIRECTORS OR
          (4) if no such directors, then the HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OR
          (5)  the HOLDERS OF ALL OF THE OUTSTANDING SHARES.
*If this is a foreign corporation, this document MUST be signed by any duly authorized individual.

     SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                             TEL. (207) 287-4195

FORM NO. MBCA-5 Rev. 8/2000